SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           _________________________

                                   FORM 8-K

                                CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934

                           _________________________


       Date of Report (date of earliest event reported):  APRIL 18, 2006


                              PSB HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)


        WISCONSIN                   0-26480                   39-1804877
     (State or other           (Commission File              (IRS Employer
     jurisdiction of                Number)                 Identification
     incorporation)                                             Number)

                            1905 W. STEWART AVENUE
                               WAUSAU, WI 54401
         (Address of principal executive offices, including Zip Code)

                                (715) 842-2191
              Registrant's telephone number, including area code

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   * Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

   * Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   * Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   * Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   INFORMATION TO BE INCLUDED IN THE REPORT


SECTION 8 - OTHER EVENTS

ITEM 8.01   OTHER EVENTS

      On April 20, 2006, PSB Holdings, Inc. issued a news release concerning the intended early retirement of David K. Kopperud which was announced at the company's annual meeting on April 18, 2006. The news release is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      Exhibit 99.1  News release dated April 20, 2006


                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PSB HOLDINGS, INC.



Date:  April 20, 2006               By:    SCOTT M. CATTANACH
                                           Scott M. Cattanach
                                           Treasurer
                                       -2-


                                 EXHIBIT INDEX
                                      TO
                                   FORM 8-K
                                      OF
                              PSB HOLDINGS, INC.
                             DATED APRIL 18, 2006
                 Pursuant to Section 102(d) of Regulation S-T
                        (17 C.F.R. Section 232.102(d))



99.1  NEWS RELEASE DATED APRIL 20, 2006
                                       -3-